UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2014

Spark Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2105 CityWest Blvd., Suite 100
Houston, Texas 77042
(Address of Principal Executive Offices)
(Zip Code)

(713) 600-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 10, 2014 Spark Energy, Inc. (the "Company") issued a press release announcing second quarter 2014 earnings (the "Press Release"). The Press Release is being furnished as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this Current Report, including the Press Release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc., dated September 10, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2014

Spark Energy, Inc.

By:	/s/ Georganne Hodges
Name:	Georganne Hodges
Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Spark Energy, Inc., dated September 10, 2014

4